Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 591,013,750.00
Previously Paid Amount	0.00
Total Fee Amount	81,619.00
Total Offset Amount	0.00
Net Fee	$ 81,619.00
Final Prospectus	false